UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

UDR, INC.
 (Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2008, Michael A. Ernst, who resigned as Executive Vice President and Chief Financial Officer of UDR, Inc. (the “Company”) effective June 2, 2008, and the Company entered into a letter agreement relating to the terms of his departure. A copy of the letter agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Mr. Ernst’s resignation was previously reported on the Company’s Current Report on Form 8-K dated May 30, 2008 and filed with the Securities and Exchange Commission on June 2, 2008 (Commission File No. 1-10524).

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Agreement between the Company and Michael A. Ernst, dated June 30, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.

Date: July 2, 2008

/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between the Company and Michael A. Ernst, dated June 30, 2008